Exhibit 25.1

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form T-1

STATEMENT OF ELIGIBILITY

UNDER THE TRUST INDENTURE ACT OF 1939

OF A CORPORATION DESIGNATED TO ACT AS TRUSTEE

☐	CHECK IF AN APPLICATION TO DETERMINE ELIGIBILITY OF A TRUSTEE PURSUANT TO SECTION 305(b)(2)

LAW DEBENTURE TRUST COMPANY OF NEW YORK

(Exact name of trustee as specified in its charter)

New York	01-0622605
(Jurisdiction of incorporation or organization if not a U.S. national bank)	(I.R.S. Employer Identification Number)

400 Madison Avenue, 4th Floor, New York, New York	10017
(Address of principal executive offices)	(Zip Code)

Law Debenture Trust Company of New York, 400 Madison Avenue, 4th Floor

New York, NY 10017, James D. Heaney, Managing Director, (212) 750-6474

(Name, address and telephone number of agent for services)

HCA Holdings, Inc. *

(Exact name of obligor as specified in its charter)

Delaware	27-3865930
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)

One Park Plaza
Nashville, TN	37203
(Address of principal executive offices)	(Zip Code)

HCA, Inc.*

(Exact name of obligor as specified in its charter)

Delaware	75-2497104
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)

One Park Plaza
Nashville, TN	37203
(Address of principal executive offices)	(Zip Code)

Debt Securities

Guarantees of Debt Securities

(Title of the indenture securities)

* The co-obligors listed on the next pages are also included in this Form T-1 as additional obligors.

Table of Additional Obligors

Exact Name of Obligor as Specified in its Charter (or Other Organizational Document)	State or Other Jurisdiction of Incorporation or Organization	I.R.S. Employer Identification Number	Address, Including Zip Code, and Telephone Number, Including Area Code, of Obligor’s Principal Executive Offices
American Medicorp Development Co.	Delaware	23-1696018	One Park Plaza Nashville, TN 37203 (615) 344-9551

Bay Hospital, Inc.	Florida	62-0976863	One Park Plaza Nashville, TN 37203 (615) 344-9551

Brigham City Community Hospital, Inc.	Utah	87-0318837	One Park Plaza Nashville, TN 37203 (615) 344-9551

Brookwood Medical Center of Gulfport, Inc.	Mississippi	63-0751470	One Park Plaza Nashville, TN 37203 (615) 344-9551

Capital Division, Inc.	Virginia	62-1668319	One Park Plaza Nashville, TN 37203 (615) 344-9551

Centerpoint Medical Center of Independence, LLC	Delaware	45-0503121	One Park Plaza Nashville, TN 37203 (615) 344-9551

Central Florida Regional Hospital, Inc.	Florida	59-1978725	One Park Plaza Nashville, TN 37203 (615) 344-9551

Central Shared Services, LLC	Virginia	76-0771216	One Park Plaza Nashville, TN 37203 (615) 344-9551

Central Tennessee Hospital Corporation	Tennessee	62-1620866	One Park Plaza Nashville, TN 37203 (615) 344-9551

CHCA Bayshore, L.P.	Delaware	62-1801359	One Park Plaza Nashville, TN 37203 (615) 344-9551

CHCA Conroe, L.P.	Delaware	62-1801361	One Park Plaza Nashville, TN 37203 (615) 344-9551

Exact Name of Obligor as Specified in its Charter (or Other Organizational Document)	State or Other Jurisdiction of Incorporation or Organization	I.R.S. Employer Identification Number	Address, Including Zip Code, and Telephone Number, Including Area Code, of Obligor’s Principal Executive Offices
CHCA Mainland, L.P.	Delaware	62-1801362	One Park Plaza Nashville, TN 37203 (615) 344-9551

CHCA Pearland L.P.	Texas	05-0631189	One Park Plaza Nashville, TN 37203 (615) 344-9551

CHCA West Houston, L.P.	Delaware	62-1801363	One Park Plaza Nashville, TN 37203 (615) 344-9551

CHCA Woman’s Hospital, L.P.	Delaware	62-1810381	One Park Plaza Nashville, TN 37203 (615) 344-9551

Chippenham & Johnston-Willis Hospitals, Inc.	Virginia	54-1779911	One Park Plaza Nashville, TN 37203 (615) 344-9551

Citrus Memorial Hospital, Inc.	Florida	47-1455535	One Park Plaza Nashville, TN 37203 (615) 344-9551

Citrus Memorial Property Management, Inc.	Florida	471521048	One Park Plaza Nashville, TN 37203 (615) 344-9551

Colorado Health Systems, Inc.	Colorado	62-1593008	One Park Plaza Nashville, TN 37203 (615) 344-9551

Columbia ASC Management, L.P.	California	33-0539838	One Park Plaza Nashville, TN 37203 (615) 344-9551

Columbia Healthcare System of Louisiana, Inc.	Louisiana	62-1622840	One Park Plaza Nashville, TN 37203 (615) 344-9551

Columbia Jacksonville Healthcare System, Inc.	Florida	61-1272241	One Park Plaza Nashville, TN 37203 (615) 344-9551

Exact Name of Obligor as Specified in its Charter (or Other Organizational Document)	State or Other Jurisdiction of Incorporation or Organization	I.R.S. Employer Identification Number	Address, Including Zip Code, and Telephone Number, Including Area Code, of Obligor’s Principal Executive Offices
Columbia LaGrange Hospital, Inc.	Illinois	61-1276162	One Park Plaza Nashville, TN 37203 (615) 344-9551

Columbia Medical Center of Arlington Subsidiary, L.P.	Texas	62-1682201	One Park Plaza Nashville, TN 37203 (615) 344-9551

Columbia Medical Center of Denton Subsidiary, L.P.	Texas	62-1682213	One Park Plaza Nashville, TN 37203 (615) 344-9551

Columbia Medical Center of Las Colinas, Inc.	Texas	62-1650582	One Park Plaza Nashville, TN 37203 (615) 344-9551

Columbia Medical Center of Lewisville Subsidiary, L.P.	Texas	62-1682210	One Park Plaza Nashville, TN 37203 (615) 344-9551

Columbia Medical Center of McKinney Subsidiary, L.P.	Texas	62-1682207	One Park Plaza Nashville, TN 37203 (615) 344-9551

Columbia Medical Center of Plano Subsidiary, L.P.	Texas	62-1682203	One Park Plaza Nashville, TN 37203 (615) 344-9551

Columbia North Hills Hospital Subsidiary, L.P.	Texas	62-1682205	One Park Plaza Nashville, TN 37203 (615) 344-9551

Columbia Ogden Medical Center, Inc.	Utah	62-1650578	One Park Plaza Nashville, TN 37203 (615) 344-9551

Columbia Parkersburg Healthcare System, LLC	West Virginia	62-1634494	One Park Plaza Nashville, TN 37203 (615) 344-9551

Columbia Plaza Medical Center of Fort Worth Subsidiary, L.P.	Texas	62-1682202	One Park Plaza Nashville, TN 37203 (615) 344-9551

Columbia Polk General Hospital, Inc.	Georgia	62-1619423	One Park Plaza Nashville, TN 37203 (615) 344-9551

Columbia Rio Grande Healthcare, L.P.	Delaware	62-1656022	One Park Plaza Nashville, TN 37203 (615) 344-9551

Columbia Riverside, Inc.	California	62-1664328	One Park Plaza Nashville, TN 37203 (615) 344-9551

Exact Name of Obligor as Specified in its Charter (or Other Organizational Document)	State or Other Jurisdiction of Incorporation or Organization	I.R.S. Employer Identification Number	Address, Including Zip Code, and Telephone Number, Including Area Code, of Obligor’s Principal Executive Offices
Columbia Valley Healthcare System, L.P.	Delaware	62-1669572	One Park Plaza Nashville, TN 37203 (615) 344-9551

Columbia/Alleghany Regional Hospital, Incorporated	Virginia	54-1761046	One Park Plaza Nashville, TN 37203 (615) 344-9551

Columbia/HCA John Randolph, Inc.	Virginia	61-1272888	One Park Plaza Nashville, TN 37203 (615) 344-9551

Columbine Psychiatric Center, Inc.	Colorado	84-1042212	One Park Plaza Nashville, TN 37203 (615) 344-9551

Columbus Cardiology, Inc.	Georgia	58-1941109	One Park Plaza Nashville, TN 37203 (615) 344-9551

Conroe Hospital Corporation	Texas	74-2467524	One Park Plaza Nashville, TN 37203 (615) 344-9551

Dallas/Ft. Worth Physician, LLC	Delaware	62-1769694	One Park Plaza Nashville, TN 37203 (615) 344-9551

Dublin Community Hospital, LLC	Georgia	58-1431023	One Park Plaza Nashville, TN 37203 (615) 344-9551

Eastern Idaho Health Services, Inc.	Idaho	82-0436622	One Park Plaza Nashville, TN 37203 (615) 344-9551

Edward White Hospital, Inc.	Florida	59-3089836	One Park Plaza Nashville, TN 37203 (615) 344-9551

El Paso Surgicenter, Inc.	Texas	74-2361005	One Park Plaza Nashville, TN 37203 (615) 344-9551

Encino Hospital Corporation, Inc.	California	95-4113862	One Park Plaza Nashville, TN 37203 (615) 344-9551

EP Health, LLC	Delaware	62-1769682	One Park Plaza Nashville, TN 37203 (615) 344-9551

Fairview Park GP, LLC	Delaware	62-1815913	One Park Plaza Nashville, TN 37203 (615) 344-9551

Exact Name of Obligor as Specified in its Charter (or Other Organizational Document)	State or Other Jurisdiction of Incorporation or Organization	I.R.S. Employer Identification Number	Address, Including Zip Code, and Telephone Number, Including Area Code, of Obligor’s Principal Executive Offices
Fairview Park, Limited Partnership	Georgia	62-1817469	One Park Plaza Nashville, TN 37203 (615) 344-9551

Frankfort Hospital, Inc.	Kentucky	61-0859329	One Park Plaza Nashville, TN 37203 (615) 344-9551

Galen Property, LLC	Virginia	35-2260545	One Park Plaza Nashville, TN 37203 (615) 344-9551

Good Samaritan Hospital, L.P.	Delaware	62-1763090	One Park Plaza Nashville, TN 37203 (615) 344-9551

Goppert-Trinity Family Care, LLC	Delaware	76-0726651	One Park Plaza Nashville, TN 37203 (615) 344-9551

GPCH-GP, Inc.	Delaware	64-0805500	One Park Plaza Nashville, TN 37203 (615) 344-9551

Grand Strand Regional Medical Center, LLC	Delaware	62-1768105	One Park Plaza Nashville, TN 37203 (615) 344-9551

Green Oaks Hospital Subsidiary, L.P.	Texas	62-1797829	One Park Plaza Nashville, TN 37203 (615) 344-9551

Greenview Hospital, Inc.	Kentucky	61-0724492	One Park Plaza Nashville, TN 37203 (615) 344-9551

HCA American Finance LLC	Delaware	90-0898925	One Park Plaza Nashville, TN 37203 (615) 344-9551

HCA — HealthONE LLC	Colorado	84-1321373	One Park Plaza Nashville, TN 37203 (615) 344-9551

HCA — IT&S Field Operations, Inc.	Delaware	06-1795732	One Park Plaza Nashville, TN 37203 (615) 344-9551

HCA — IT&S Inventory Management, Inc.	Delaware	06-1796286	One Park Plaza Nashville, TN 37203 (615) 344-9551

Exact Name of Obligor as Specified in its Charter (or Other Organizational Document)	State or Other Jurisdiction of Incorporation or Organization	I.R.S. Employer Identification Number	Address, Including Zip Code, and Telephone Number, Including Area Code, of Obligor’s Principal Executive Offices
HCA Central Group, Inc.	Tennessee	02-0762180	One Park Plaza Nashville, TN 37203 (615) 344-9551

HCA Health Services of Florida, Inc.	Florida	62-1113740	One Park Plaza Nashville, TN 37203 (615) 344-9551

HCA Health Services of Louisiana, Inc.	Louisiana	62-1113736	One Park Plaza Nashville, TN 37203 (615) 344-9551

HCA Health Services of Oklahoma, Inc.	Oklahoma	62-1106156	One Park Plaza Nashville, TN 37203 (615) 344-9551

HCA Health Services of Tennessee, Inc.	Tennessee	62-1113737	One Park Plaza Nashville, TN 37203 (615) 344-9551

HCA Health Services of Virginia, Inc.	Virginia	62-1113733	One Park Plaza Nashville, TN 37203 (615) 344-9551

HCA Management Services, L.P.	Delaware	62-1778108	One Park Plaza Nashville, TN 37203 (615) 344-9551

HCA Pearland GP, Inc.	Texas	113767030	One Park Plaza Nashville, TN 37203 (615) 344-9551

HCA Realty, Inc.	Tennessee	06-1106160	One Park Plaza Nashville, TN 37203 (615) 344-9551

HCA SFB 1 LLC	Delaware	80-0915691	One Park Plaza Nashville, TN 37203 (615) 344-9551

HD&S Corp. Successor, Inc.	Florida	62-1657694	One Park Plaza Nashville, TN 37203 (615) 344-9551

Health Midwest Office Facilities Corporation	Missouri	43-1175071	One Park Plaza Nashville, TN 37203 (615) 344-9551

Health Midwest Ventures Group, Inc.	Missouri	43-1315348	One Park Plaza Nashville, TN 37203 (615) 344-9551

Exact Name of Obligor as Specified in its Charter (or Other Organizational Document)	State or Other Jurisdiction of Incorporation or Organization	I.R.S. Employer Identification Number	Address, Including Zip Code, and Telephone Number, Including Area Code, of Obligor’s Principal Executive Offices
Hendersonville Hospital Corporation	Tennessee	62-1321255	One Park Plaza Nashville, TN 37203 (615) 344-9551

Hospital Corporation of Tennessee	Tennessee	62-1124446	One Park Plaza Nashville, TN 37203 (615) 344-9551

Hospital Corporation of Utah	Utah	87-0322019	One Park Plaza Nashville, TN 37203 (615) 344-9551

Hospital Development Properties, Inc.	Delaware	62-1321246	One Park Plaza Nashville, TN 37203 (615) 344-9551

HPG Enterprises, LLC	Delaware	62-1778113	One Park Plaza Nashville, TN 37203 (615) 344-9551

HSS Holdco, LLC	Delaware	62-1839825	One Park Plaza Nashville, TN 37203 (615) 344-9551

HSS Systems, LLC	Delaware	62-1804834	One Park Plaza Nashville, TN 37203 (615) 344-9551

HSS Virginia, L.P.	Virginia	62-1848294	One Park Plaza Nashville, TN 37203 (615) 344-9551

HTI Memorial Hospital Corporation	Tennessee	62-1560757	One Park Plaza Nashville, TN 37203 (615) 344-9551

HTI MOB, LLC	Delaware	62-1824860	One Park Plaza Nashville, TN 37203 (615) 344-9551

Integrated Regional Lab, LLC	Florida	36-4576441	One Park Plaza Nashville, TN 37203 (615) 344-9551

Integrated Regional Laboratories, LLP	Delaware	62-1687140	One Park Plaza Nashville, TN 37203 (615) 344-9551

JFK Medical Center Limited Partnership	Delaware	62-1694180	One Park Plaza Nashville, TN 37203 (615) 344-9551

Exact Name of Obligor as Specified in its Charter (or Other Organizational Document)	State or Other Jurisdiction of Incorporation or Organization	I.R.S. Employer Identification Number	Address, Including Zip Code, and Telephone Number, Including Area Code, of Obligor’s Principal Executive Offices
KPH-Consolidation, Inc.	Texas	62-1619857	One Park Plaza Nashville, TN 37203 (615) 344-9551

Lakeland Medical Center, LLC	Delaware	62-1762603	One Park Plaza Nashville, TN 37203 (615) 344-9551

Lakeview Medical Center, LLC	Delaware	62-1762416	One Park Plaza Nashville, TN 37203 (615) 344-9551

Largo Medical Center, Inc.	Florida	62-1026428	One Park Plaza Nashville, TN 37203 (615) 344-9551

Las Vegas Surgicare, Inc.	Nevada	75-1890731	One Park Plaza Nashville, TN 37203 (615) 344-9551

Lawnwood Medical Center, Inc.	Florida	59-1764486	One Park Plaza Nashville, TN 37203 (615) 344-9551

Lewis-Gale Hospital, Incorporated	Virginia	54-0218835	One Park Plaza Nashville, TN 37203 (615) 344-9551

Lewis-Gale Medical Center, LLC	Delaware	62-1760148	One Park Plaza Nashville, TN 37203 (615) 344-9551

Lewis-Gale Physicians, LLC	Virginia	06-1755234	One Park Plaza Nashville, TN 37203 (615) 344-9551

Lone Peak Hospital, Inc.	Utah	25-1925376	One Park Plaza Nashville, TN 37203 (615) 344-9551

Los Robles Regional Medical Center	California	95-2321136	One Park Plaza Nashville, TN 37203 (615) 344-9551

Management Services Holdings, Inc.	Delaware	62-1874287	One Park Plaza Nashville, TN 37203 (615) 344-9551

Marietta Surgical Center, Inc.	Georgia	58-1539547	One Park Plaza Nashville, TN 37203 (615) 344-9551

Marion Community Hospital, Inc.	Florida	59-1479652	One Park Plaza Nashville, TN 37203 (615) 344-9551

Exact Name of Obligor as Specified in its Charter (or Other Organizational Document)	State or Other Jurisdiction of Incorporation or Organization	I.R.S. Employer Identification Number	Address, Including Zip Code, and Telephone Number, Including Area Code, of Obligor’s Principal Executive Offices
MCA Investment Company	California	33-0539836	One Park Plaza Nashville, TN 37203 (615) 344-9551

Medical Centers of Oklahoma, LLC	Delaware	62-1771846	One Park Plaza Nashville, TN 37203 (615) 344-9551

Medical Office Buildings of Kansas, LLC	Delaware	62-1789791	One Park Plaza Nashville, TN 37203 (615) 344-9551

Memorial Healthcare Group, Inc.	Florida	59-3283127	One Park Plaza Nashville, TN 37203 (615) 344-9551

Midwest Division — ACH, LLC	Delaware	48-1301811	One Park Plaza Nashville, TN 37203 (615) 344-9551

Midwest Division — LRHC, LLC	Delaware	48-1301817	One Park Plaza Nashville, TN 37203 (615) 344-9551

Midwest Division — LSH, LLC	Delaware	45-0503141	One Park Plaza Nashville, TN 37203 (615) 344-9551

Midwest Division — MCI, LLC	Delaware	45-0503127	One Park Plaza Nashville, TN 37203 (615) 344-9551

Midwest Division — MMC, LLC	Delaware	48-1301826	One Park Plaza Nashville, TN 37203 (615) 344-9551

Midwest Division — OPRMC, LLC	Delaware	45-0503116	One Park Plaza Nashville, TN 37203 (615) 344-9551

Midwest Division — PFC, LLC	Delaware	48-1302330	One Park Plaza Nashville, TN 37203 (615) 344-9551

Midwest Division — RBH, LLC	Missouri	20-0851062	One Park Plaza Nashville, TN 37203 (615) 344-9551

Midwest Division — RMC, LLC	Delaware	54-2092552	One Park Plaza Nashville, TN 37203 (615) 344-9551

Midwest Holdings, Inc.	Delaware	11-3676736	One Park Plaza Nashville, TN 37203 (615) 344-9551

Exact Name of Obligor as Specified in its Charter (or Other Organizational Document)	State or Other Jurisdiction of Incorporation or Organization	I.R.S. Employer Identification Number	Address, Including Zip Code, and Telephone Number, Including Area Code, of Obligor’s Principal Executive Offices
Montgomery Regional Hospital, Inc.	Virginia	54-0889154	One Park Plaza Nashville, TN 37203 (615) 344-9551

Mountain Division —- CVH, LLC	Utah	47-1210615	One Park Plaza Nashville, TN 37203 (615) 344-9551

Mountain View Hospital, Inc.	Utah	87-0333048	One Park Plaza Nashville, TN 37203 (615) 344-9551

Nashville Shared Services General Partnership	Delaware	62-1841237	One Park Plaza Nashville, TN 37203 (615) 344-9551

National Patient Account Services, Inc.	Texas	62-1645596	One Park Plaza Nashville, TN 37203 (615) 344-9551

New Iberia Heath Corporation	Louisiana	58-1741846	One Park Plaza Nashville, TN 37203 (615) 344-9551

New Port Richey Hospital, Inc.	Florida	59-2047041	One Park Plaza Nashville, TN 37203 (615) 344-9551

New Rose Holding Company, Inc.	Colorado	62-1617432	One Park Plaza Nashville, TN 37203 (615) 344-9551

North Florida Immediate Care Center, Inc.	Florida	58-2075775	One Park Plaza Nashville, TN 37203 (615) 344-9551

North Florida Regional Medical Center, Inc.	Florida	61-1269294	One Park Plaza Nashville, TN 37203 (615) 344-9551

North Texas — MCA, LLC	Texas	46-4027347	One Park Plaza Nashville, TN 37203 (615) 344-9551

Northern Utah Healthcare Corporation	Utah	62-1650573	One Park Plaza Nashville, TN 37203 (615) 344-9551

Northern Virginia Community Hospital, LLC	Virginia	04-3665595	One Park Plaza Nashville, TN 37203 (615) 344-9551

Northlake Medical Center, LLC	Georgia	58-2433434	One Park Plaza Nashville, TN 37203 (615) 344-9551

Exact Name of Obligor as Specified in its Charter (or Other Organizational Document)	State or Other Jurisdiction of Incorporation or Organization	I.R.S. Employer Identification Number	Address, Including Zip Code, and Telephone Number, Including Area Code, of Obligor’s Principal Executive Offices
Notami Hospitals of Louisiana, Inc.	Louisiana	95-4176923	One Park Plaza Nashville, TN 37203 (615) 344-9551

Notami Hospitals, LLC	Delaware	62-1761993	One Park Plaza Nashville, TN 37203 (615) 344-9551

Okaloosa Hospital, Inc.	Florida	59-1836808	One Park Plaza Nashville, TN 37203 (615) 344-9551

Okeechobee Hospital, Inc.	Florida	59-1833934	One Park Plaza Nashville, TN 37203 (615) 344-9551

Outpatient Cardiovascular Center of Central Florida, LLC	Delaware	52-2448149	One Park Plaza Nashville, TN 37203 (615) 344-9551

Palms West Hospital Limited Partnership	Delaware	62-1694178	One Park Plaza Nashville, TN 37203 (615) 344-9551

Exact Name of Obligor as Specified in its Charter (or Other Organizational Document)	State or Other Jurisdiction of Incorporation or Organization	I.R.S. Employer Identification Number	Address, Including Zip Code, and Telephone Number, Including Area Code, of Obligor’s Principal Executive Offices
Palmyra Park Hospital, LLC	Georgia	58-1091107	One Park Plaza Nashville, TN 37203 (615) 344-9551

Parallon Business Solutions, LLC	Tennessee	90-0734008	One Park Plaza Nashville, TN 37203 (615) 344-9551

Parallon Enterprises, LLC	Tennessee	30-0705198	One Park Plaza Nashville, TN 37203 (615) 344-9551

Parallon Health Information Solutions, LLC	Tennessee	61-1664600	One Park Plaza Nashville, TN 37203 (615) 344-9551

Parallon Holdings, LLC	Delaware	62-1839825	One Park Plaza Nashville, TN 37203 (615) 344-9551

Parallon Payroll Solutions, LLC	Tennessee	36-4713969	One Park Plaza Nashville, TN 37203 (615) 344-9551

Parallon Physician Services, LLC	Tennessee	35-2426398	One Park Plaza Nashville, TN 37203 (615) 344-9551

Parallon Technology Solutions, LLC	Tennessee	30-0705195	One Park Plaza Nashville, TN 37203 (615) 344-9551

Parallon Workforce Management Solutions, LLC	Tennessee	38-3856554	One Park Plaza Nashville, TN 37203 (615) 344-9551

Pasadena Bayshore Hospital, Inc.	Texas	74-1616679	One Park Plaza Nashville, TN 37203 (615) 344-9551

Pearland Partner, LLC	Delaware	33-1130044	One Park Plaza Nashville, TN 37203 (615) 344-9551

Exact Name of Obligor as Specified in its Charter (or Other Organizational Document)	State or Other Jurisdiction of Incorporation or Organization	I.R.S. Employer Identification Number	Address, Including Zip Code, and Telephone Number, Including Area Code, of Obligor’s Principal Executive Offices
Plantation General Hospital, L.P.	Delaware	62-1372389	One Park Plaza Nashville, TN 37203 (615) 344-9551

Poinciana Medical Center, Inc.	Florida	90-0811360	One Park Plaza Nashville, TN 37203 (615) 344-9551

Primary Health, Inc.	Texas	75-2473418	One Park Plaza Nashville, TN 37203 (615) 344-9551

Primary Health Management, Ltd.	Texas	020730160	One Park Plaza Nashville, TN 37203 (615) 344-9551

Pulaski Community Hospital, Inc.	Virginia	54-0941129	One Park Plaza Nashville, TN 37203 (615) 344-9551

Redmond Park Hospital, LLC	Georgia	58-1123037	One Park Plaza Nashville, TN 37203 (615) 344-9551

Redmond Physician Practice Company	Georgia	62-1662134	One Park Plaza Nashville, TN 37203 (615) 344-9551

Reston Hospital Center, LLC	Delaware	62-1777534	One Park Plaza Nashville, TN 37203 (615) 344-9551

Retreat Hospital, LLC	Virginia	61-1272890	One Park Plaza Nashville, TN 37203 (615) 344-9551

Rio Grande Regional Hospital, Inc.	Texas	61-1276564	One Park Plaza Nashville, TN 37203 (615) 344-9551

Riverside Healthcare System, L.P.	California	33-0751869	One Park Plaza Nashville, TN 37203 (615) 344-9551

Riverside Hospital, Inc.	Delaware	74-2600687	One Park Plaza Nashville, TN 37203 (615) 344-9551

Samaritan, LLC	Delaware	62-1762605	One Park Plaza Nashville, TN 37203 (615) 344-9551

Exact Name of Obligor as Specified in its Charter (or Other Organizational Document)	State or Other Jurisdiction of Incorporation or Organization	I.R.S. Employer Identification Number	Address, Including Zip Code, and Telephone Number, Including Area Code, of Obligor’s Principal Executive Offices
San Jose Healthcare System, LP	Delaware	77-0498674	One Park Plaza Nashville, TN 37203 (615) 344-9551

San Jose Hospital, L.P.	Delaware	62-1763091	One Park Plaza Nashville, TN 37203 (615) 344-9551

San Jose Medical Center, LLC	Delaware	62-1762609	One Park Plaza Nashville, TN 37203 (615) 344-9551

San Jose, LLC	Delaware	62-1756992	One Park Plaza Nashville, TN 37203 (615) 344-9551

Sarah Cannon Research Institute, LLC	Delaware	20-1557751	One Park Plaza Nashville, TN 37203 (615) 344-9551

Sarasota Doctors Hospital, Inc.	Florida	61-1258724	One Park Plaza Nashville, TN 37203 (615) 344-9551

SCRI Holdings, LLC	Delaware	59-3830450	One Park Plaza Nashville, TN 37203 (615) 344-9551

SJMC, LLC	Delaware	62-1762613	One Park Plaza Nashville, TN 37203 (615) 344-9551

Southern Hills Medical Center, LLC	Nevada	74-3048428	One Park Plaza Nashville, TN 37203 (615) 344-9551

Southpoint, LLC	Tennessee	90-1021429	One Park Plaza Nashville, TN 37203 (615) 344-9551

Spalding Rehabilitation L.L.C.	Delaware	841321505	One Park Plaza Nashville, TN 37203 (615) 344-9551

Spotsylvania Medical Center, Inc	Virginia	06-1760818	One Park Plaza Nashville, TN 37203 (615) 344-9551

Spring Branch Medical Center, Inc.	Texas	61-1261492	One Park Plaza Nashville, TN 37203 (615) 344-9551

Spring Hill Hospital, Inc.	Tennessee	84-1706716	One Park Plaza Nashville, TN 37203 (615) 344-9551

Exact Name of Obligor as Specified in its Charter (or Other Organizational Document)	State or Other Jurisdiction of Incorporation or Organization	I.R.S. Employer Identification Number	Address, Including Zip Code, and Telephone Number, Including Area Code, of Obligor’s Principal Executive Offices
Sun City Hospital, Inc.	Florida	59-2822337	One Park Plaza Nashville, TN 37203 (615) 344-9551

Sunrise Mountainview Hospital, Inc.	Nevada	62-1600397	One Park Plaza Nashville, TN 37203 (615) 344-9551

Surgicare of Brandon, Inc.	Florida	58-1819994	One Park Plaza Nashville, TN 37203 (615) 344-9551

Surgicare of Florida, Inc.	Florida	95-3947578	One Park Plaza Nashville, TN 37203 (615) 344-9551

Surgicare of Houston Women’s, Inc.	Texas	72-1563673	One Park Plaza Nashville, TN 37203 (615) 344-9551

Surgicare of Manatee, Inc.	Florida	75-2364410	One Park Plaza Nashville, TN 37203 (615) 344-9551

Surgicare of New Port Richey, Inc.	Florida	75-2243308	One Park Plaza Nashville, TN 37203 (615) 344-9551

Surgicare of Palms West, LLC	Florida	20-1008436	One Park Plaza Nashville, TN 37203 (615) 344-9551

Surgicare of Riverside, LLC	California	26-0047096	One Park Plaza Nashville, TN 37203 (615) 344-9551

Tallahassee Medical Center, Inc.	Florida	62-1091430	One Park Plaza Nashville, TN 37203 (615) 344-9551

TCMC Madison-Portland, Inc.	Tennessee	76-0811731	One Park Plaza Nashville, TN 37203 (615) 344-9551

Terre Haute Hospital GP, Inc.	Delaware	62-1861156	One Park Plaza Nashville, TN 37203 (615) 344-9551

Terre Haute Hospital Holdings, Inc.	Delaware	62-1861158	One Park Plaza Nashville, TN 37203 (615) 344-9551

Terre Haute MOB, L.P.	Indiana	76-0775694	One Park Plaza Nashville, TN 37203 (615) 344-9551

Exact Name of Obligor as Specified in its Charter (or Other Organizational Document)	State or Other Jurisdiction of Incorporation or Organization	I.R.S. Employer Identification Number	Address, Including Zip Code, and Telephone Number, Including Area Code, of Obligor’s Principal Executive Offices
Terre Haute Regional Hospital, L.P.	Delaware	35-1461805	One Park Plaza Nashville, TN 37203 (615) 344-9551

The Regional Health System of Acadiana, LLC	Louisiana	58-1741727	One Park Plaza Nashville, TN 37203 (615) 344-9551

Timpanogos Regional Medical Services, Inc.	Utah	62-1831495	One Park Plaza Nashville, TN 37203 (615) 344-9551

Trident Medical Center, LLC	Delaware	62-1768106	One Park Plaza Nashville, TN 37203 (615) 344-9551

U.S. Collections , Inc.	Delaware	11-3736607	One Park Plaza Nashville, TN 37203 (615) 344-9551

Utah Medco, LLC	Delaware	62-1769672	One Park Plaza Nashville, TN 37203 (615) 344-9551

VH Holdco, Inc.	Nevada	62-1749073	One Park Plaza Nashville, TN 37203 (615) 344-9551

VH Holdings, Inc.	Nevada	62-1720399	One Park Plaza Nashville, TN 37203 (615) 344-9551

Virginia Psychiatric Company, Inc.	Virginia	62-1410313	One Park Plaza Nashville, TN 37203 (615) 344-9551

Vision Consulting Group, LLC	Delaware	27-1137639	One Park Plaza Nashville, TN 37203 (615) 344-9551

Vision Holdings, LLC	Tennessee	80-0780794	One Park Plaza Nashville, TN 37203 (615) 344-9551

W & C Hospital, Inc.	Texas	61-1259838	One Park Plaza Nashville, TN 37203 (615) 344-9551

Walterboro Community Hospital, Inc.	South Carolina	57-0712623	One Park Plaza Nashville, TN 37203 (615) 344-9551

Exact Name of Obligor as Specified in its Charter (or Other Organizational Document)	State or Other Jurisdiction of Incorporation or Organization	I.R.S. Employer Identification Number	Address, Including Zip Code, and Telephone Number, Including Area Code, of Obligor’s Principal Executive Offices
Wesley Medical Center, LLC	Delaware	62-1762545	One Park Plaza Nashville, TN 37203 (615) 344-9551

West Florida — MHT, LLC	Florida	36-4764806	One Park Plaza Nashville, TN 37203 (615) 344-9551

West Florida — PPH, LLC	Florida	80-0935610	One Park Plaza Nashville, TN 37203 (615) 344-9551

West Florida — TCH, LLC	Florida	80-0935908	One Park Plaza Nashville, TN 37203 (615) 344-9551

West Florida Regional Medical Center, Inc.	Florida	59-1525468	One Park Plaza Nashville, TN 37203 (615) 344-9551

West Valley Medical Center, Inc.	Idaho	36-3525049	One Park Plaza Nashville, TN 37203 (615) 344-9551

Western Plains Capital, Inc.	Nevada	62-1727347	One Park Plaza Nashville, TN 37203 (615) 344-9551

WCP Properties, LLC	Tennessee	90-1018963	One Park Plaza Nashville, TN 37203 (615) 344-9551

WHMC, Inc.	Texas	61-1261485	One Park Plaza Nashville, TN 37203 (615) 344-9551

Woman’s Hospital of Texas, Incorporated	Texas	74-1991424	One Park Plaza Nashville, TN 37203 (615) 344-9551

THE REMAINDER OF THIS PAGE IS INTENTIONALLY LEFT BLANK

1.	General information. Furnish the following information as to the trustee:

(a)	Name and address of each examining or supervising authority to which it is subject.

Name	Address
Superintendent of Banks of the State of New York	One State Street, New York, N.Y. 10004-1417 and One Commerce Plaza, Albany, NY 12257

(b)	Whether it is authorized to exercise corporate trust powers.

Yes.

2.	Affiliations with Obligor.

If the obligor is an affiliate of the trustee, describe each such affiliation.

None.

3-14.

No responses are included for Items 3-14 of this Form T-1 because the obligor is not in default as provided under Item 13.

15.	Foreign Trustee.

Not applicable.

16.	List of Exhibits.

Exhibits identified in parentheses below, on file with the Commission, are incorporated herein by reference as an exhibit hereto, pursuant to Rule 7a-29 under the Trust Indenture Act of 1939 (the “Act”) and 17 C.F.R. 229.10(d).

1.	A copy of the articles of association of the trustee as now in effect. (see Exhibit 1 to Form T-1 filed in connection with Registration Statement No. 333-127469, which is incorporated by reference).

2.	A copy of the certificate of authority of the trustee to commence business, if not contained in the articles of association. (see Exhibit 2 to Form T-1 filed in connection with Registration Statement No. 333-127469, which is incorporated by reference).

3.	A copy of the existing bylaws of the trustee, or instruments corresponding thereto. (see Exhibit 3 to Form T-1 filed in connection with Registration Statement No. 333-127469, which is incorporated by reference).

4.	The consents of the trustee required by Section 321(b) of the Act. (see Exhibit 4 to Form T-1 filed in connection with Registration Statement 333-133414, which is incorporated by reference).

5.	A copy of the latest report of condition of the trustee published pursuant to law or the requirements of its supervising or examining authority.

SIGNATURE

Pursuant to the requirements of the Trust Indenture Act of 1939 the trustee, Law Debenture Trust Company of New York, a trust company organized and existing under the laws of New York, has duly caused this statement of eligibility to be signed on its behalf by the undersigned, thereunto duly authorized, all in the City of New York, and State of New York, on the 12th day of January, 2015.

Law Debenture Trust Company of New York (Trustee)

By:	/s/ James D. Heaney
James D. Heaney
Managing Director

Exhibit 5

T-1 Item 16

Consolidated Report of Condition (attached as Exhibit 5 hereto) of

LAW DEBENTURE TRUST COMPANY OF NEW YORK

of 400 Madison Avenue, New York, NY 10017,

a limited purpose trust company (“LDTC-NY”) and U.S. subsidiary of Law Debenture Corporation plc, London, England (“Law Debenture”), at the close of business June 30, 2014, published with the Federal Financial Institutions Examination Council/Board of Governors of the Federal Reserve System, and in accordance with Chapter 2 of the Consolidated Laws of the State of New York Banking Department license granted on May 8, 2002.

I, Sam Pau, Controller of Law Debenture Trust Company of New York do hereby declare that this Report of Condition has been prepared in conformance with instructions issued by the Board of Governors of the Federal Reserve System and is true to the best of my knowledge and belief.

IN WITNESS WHEREOF, I have executed this certificate the 12th day of January, 2015.

/s/ Sam Pau
Controller
Law Debenture Trust Company of New York

I, James D. Heaney, Managing Director of Law Debenture Trust Company of New York, do hereby attest that the signature set forth above is the true and genuine signature of Sam Pau, Controller of Law Debenture Trust Company of New York.

Attested by:	/s/ James D. Heaney
James D. Heaney
Its:	Managing Director

Exhibit A

Law Debenture Trust Company of New York	FFIEC 041
PAGE RC-22
13

Consolidated Report of Condition for Insured Commercial

and State-Chartered Savings Banks for June 30, 2014

All schedules are to be reported in thousands of dollars. Unless otherwise indicated,

report the amount outstanding as of the last business day of the quarter.

Schedule RC—Balance Sheet

Dollar Amounts in Thousands		RCON	Bil	Mil	Thou
ASSETS
1. Cash and balances due from depository institutions (from Schedule RC-A):
a. Noninterest-bearing balances and currency and coin[1]		0081			829	1.a.
b. Interest-bearing balances[2]		0071		49	641	1.b.
2. Securities:
a. Held-to-maturity securities (from Schedule RC-B, column A)		1754				2.a.
b. Available-for-sale securities (from Schedule RC-B, column D)		1773				2.b.
3. Federal funds sold and securities purchased under agreements to resell:
a. Federal funds sold		B987				3.a.
b. Securities purchased under agreements to resell[3]		B989				3.b.
4. Loans and lease financing receivables (from Schedule RC-C) a. Loans and leases held for sale		5369				4.a.
b. Loans and leases, net of unearned income	B528					4.b.
c. LESS: Allowance for loan and lease losses	3123					4.c.
d. Loans and leases, net of unearned income and allowance (item 4.b minus 4.c)		B529				4.d.
5. Trading assets (from Schedule RC-D)		3545				5.
6. Premises and fixed assets (including capitalized leases)		2145			5	6.
7. Other real estate owned (from Schedule RC-M		2150				7.
8. Investments in unconsolidated subsidiaries and associated companies		2130				8.
9. Direct and indirect investments in real estate ventures		3656				9.
10. Intangible assets:
a. Goodwill		3163				10.a.
b. Other intangible assets (from Schedule RC-M)		0426				10.b.
11. Other assets (from Schedule RC-F)		2160		8	815	11.
12. Total assets (sum of items 1 through 11)		2170		59	290	12.

[1]	Includes cash items in process of collection and unposted debits.
[2]	Includes time certificates of deposit not held for trading.
[3]	Includes all securities resale agreements, regardless of maturity.
[4]	Includes noninterest-bearing demand, time and savings deposits.

FFIEC 041
PAGE RC-3
14

Schedule RC—Continued

Dollar Amounts in Thousands		RCON	Bil	Mil	Thou
LIABILITIES
13. Deposits:
a. In domestic offices (sum of totals of columns A and C from Schedule RC-E)		2200				13.a.
(1) Noninterest-bearing[1]	6631					13.a.	(1)
(2) Interest-bearing	6636					13.a.	(2)
b. Not applicable
14. Federal funds purchased and securities sold under agreements to repurchase:
a. Federal funds purchased[2]		B993				14.a.
b. Securities sold under agreements to repurchase[3]		B995				14.b.
15. Trading liabilities (from Schedule RC-D)		3548				15.
16. Other borrowed money (includes mortgage indebtedness and obligations under capitalized leases) (from Schedule RC-M)		3190				16.
17. and 18. Not applicable
19. Subordinated notes and debentures[4]		3200				19.
20. Other liabilities (from Schedule RC-G)		2930		9	041	20.
21. Total liabilities (sum of items 13 through 20)		2948		9	041	21.
22. Not applicable
EQUITY CAPITAL
Bank Equity Capital
23. Perpetual preferred stock and related surplus		3838				23.
24. Common stock		3230			1	24.
25. Surplus (excludes all surplus related to preferred stock)		3839		49	876	25.
26. a. Retained earnings		3632			372	26.a.
b. Accumulated other comprehensive income[5]		B530				26.b.
c. Other equity capital components[6]		A130				26.c.
27. a. Total bank equity capital (sum of items 23 through 26.c)		3210		50	249	27.a.
b. Noncontrolling (minority) interests in consolidated subsidiaries		3000				27.b
28. Total equity capital (sum of items 27.a and 27.b)		G105		50	249	28.
29. Total liabilities and equity capital (sum of items 21 and 28)		3300		59	290	29.

Memoranda

To be reported with the March Report of Condition.

1. Indicate in the box at the right the number of the statement below that best describes the most comprehensive level of auditing work performed for the bank by independent external auditors as of any date during 2013	RCON	Number
		1	M.1.

1 = Independent audit of the bank conducted in accordance with generally accepted auditing standards by a certified public accounting firm which submits a report on the bank

2 = Independent audit of the bank’s parent holding company conducted in accordance with generally accepted auditing standards by a certified public accounting firm which submits a report on the consolidated holding company (but not on the bank separately)

3 = Attestation on bank management’s assertion on the effectiveness of the bank’s internal control over financial reporting by a certified public accounting firm

4 = Directors’ examination of the bank conducted in accordance with generally accepted auditing standards by a certified public accounting firm (may be required by state chartering authority)

5 = Directors’ examination of the bank performed by other external auditors (may be required by state chartering authority)

6 = Review of the bank’s financial statements by external auditors

7 = Compilation of the bank’ financial statements by external auditors

8 = Other audit procedures (excluding tax preparation work)

9 = No external audit work

To be reported with the March Report of Condition.	RCON	MM	DD
2. Bank’s fiscal year-end date	8678	12	31	M.2.

[1]	Includes total demand deposits and noninterest-bearing time and savings deposits.
[2]	Report overnight Federal Home Loan Bank advances in Schedule RC, item 16, “Other borrowed money.”
[3]	Includes all securities repurchase agreements, regardless of maturity.
[4]	Includes limited-life preferred stock and related surplus.
[5]	Includes, but not limited to, net unrealized holding gains (losses) on available-for-sale securities, accumulated net gains (losses) on cash flow hedges, and accumulated defined benefit pension and other postretirement plan adjustments.
[6]	Includes treasury stock and unearned Employee Stock Ownership Plan shares.